Exhibit 10.2                      Stock Option Plan.


                            TRAVELMAX INTERNATIONAL, INC.
                                1997 STOCK OPTION PLAN


     1. PURPOSE. The purpose of the Travelmax International, Inc. 1997 Stock Option Plan (the "Plan"), is to provide an incentive to officers, directors, employees, independent contractors, and consultants of Travelmax International, Inc., a Utah corporation (sometimes referred to herein as the "Company"), and any parent companies and subsidiaries (together with the Company herein collectively referred to as "TMI") to remain in the employ of TMI or provide services to TMI and contribute to its success.

     As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the terms "Parent" and "Subsidiary" shall have the meanings set forth in Sections 424(e) and (f) of the Code.

     This Plan was adopted by the Board of Directors of the Company as of July 29, 1997, and the stockholders of the Company as of August 16, 1997.

     2. ADMINISTRATION. The Plan shall be administered by a Plan Committee which shall be established by the Board of Directors of the Company (the "Board"). The Plan Committee shall be comprised of at least two members who shall be outside directors of the Company, as that term is defined in Treasury Regulation Section 1.162-27, promulgated under the Internal Revenue Code of 1986. Members of the Plan Committee shall be appointed, both initially and as vacancies occur, by the Board. The Board may serve as the Plan Committee if by the terms of the Plan all members of the Board are otherwise eligible to serve on the Plan Committee. The Board, at any time it so desires, may increase or decrease, but not below two, the number of members of the Plan Committee, may remove from membership on the Plan Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Plan Committee, whether by removal, resignation or otherwise. The provisions of the Plan and all option and stock appreciation right (SAR) agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to determine:

          (a) The persons (hereinafter, "optionees") to whom options to purchase shares of Common Stock of the Company ("Stock") and SARs shall be granted;

          (b)  The number of options and SARs to be granted to each  optionee;

          (c) The price to be paid for each share of Stock upon the exercise of each option;

          (d) The period within which each option and SAR shall be exercised and, with the consent of the optionee, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan); and

          (e) The terms and conditions of each stock option and/or SAR agreement entered into between the Company and persons to whom the Company has granted an option or SAR and of any amendments thereto (provided that the optionee consents to each such amendment).

The Plan Committee shall meet at such times and places as it determines, including by means of a telephone conference call. A majority of the members shall constitute a quorum, and a decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Plan Committee. A memorandum signed by all of the members of the Plan Committee shall constitute the decision of the Plan Committee without the necessity, in such event, for holding an actual meeting.

     3. ELIGIBILITY. Officers, directors and employees of TMI independent contractors, consultants and other persons providing significant services to TMI shall be eligible to receive grants of options under the Plan.

     4. STOCK SUBJECT TO PLAN. There shall be reserved for issue, upon the exercise of options granted under the Plan, 2,000,000 shares of Stock or the number of shares of Stock, which, in accordance with the provisions of Section 9 hereof, shall be substituted therefor. Such shares may be treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan. The maximum number of shares with respect to which options which may be granted to an optionee shall not exceed 1,000,000 shares in each fiscal year during the term of the Plan.

     5.   TERMS OF OPTIONS AND SARS.

          (a) INCENTIVE STOCK OPTIONS. It is intended that options granted pursuant to this Section 5(a) qualify as incentive stock options as defined in
Section 422 of the Code. Incentive stock options shall be granted only to employees of TMI. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

               (1) OPTION PRICE. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Plan Committee at the time the option is granted, but shall in no event be less than 100% of the Fair Market Value (as defined below) of the shares on the date the option is granted, or not less than 110% of the Fair Market Value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) 10% or more of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorizes the grant of an option hereunder or any later date specified by the Plan Committee. For the purposes of the Plan, Fair Market Value of the shares shall be (i) the closing sales price of shares of Stock sold on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date), (ii) if the Stock is not listed on either of those exchanges or traded on the NASDAQ National Market System on the date the option is granted, the mean between the "bid" and "asked" price of the Stock in the National Over-The-Counter
Market (or other similar market quotation system) on the date the option is granted, or (iii) if the Stock is not traded in any market, the price determined by the Plan Committee to be the fair market value, based upon such evidence as it may deem necessary or desirable.

               (2) PERIOD OF OPTION AND EXERCISE. The period or periods within which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries.

               (3) PAYMENT FOR STOCK. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option price be payable, at the election of the holder of the option and with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued upon exercise until full payment therefor has been made, and no optionee shall have any rights as an owner of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

               (4) LIMITATION ON AMOUNT BECOMING EXERCISABLE IN ANY ONE CALENDAR YEAR. Subject to the overall limitations of Section 4 hereof (relating to the aggregate shares subject to the Plan), the aggregate Fair Market Value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, the Parent, and Subsidiaries) shall not exceed $100,000.

     (b) NONQUALIFIED STOCK OPTIONS. Nonqualified stock options may be granted not only to employees but also to directors who are not employees of TMI and to consultants, independent contractors and other persons who provide substantial services to TMI. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

               (1) OPTION PRICE. The price to be paid for each share of Stock upon the exercise of an option shall be determined by the Plan Committee at the time the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorized the grant of an option hereunder or any later date specified by the Plan Committee. To the extent that the fair market value of Stock is relevant to the pricing of the option by the Plan Committee, fair market value of the Stock shall be determined as set forth in Section 5(a)(1) hereof.

               (2) PERIOD OF OPTION AND EXERCISE. The periods, installments or intervals during which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.


               (3) PAYMENT FOR STOCK. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option exercise price be payable at the election of the holder of the option, with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no optionee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

     (c) STOCK APPRECIATION RIGHTS. SARs may be granted in writing under the Plan by the Plan Committee subject to the following terms and conditions and such other terms and conditions as the Plan Committee may prescribe.

               (1) RIGHT OF OPTIONEE. Each SAR shall entitle the holder thereof, upon the exercise of the SAR, to receive from the Company in exchange therefor an amount equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over its Fair Market Value on the date of grant (or, in the case of an SAR granted in connection with an option, the excess of the Fair Market Value of one share of Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of an SAR shall be made in Stock valued at the Fair Market Value of the Stock on the date of exercise.

               (2) EXERCISE. An SAR shall be exercisable only at the time or times established by the Plan Committee. If an SAR is granted in connection with an option, the following rules shall apply: (i) the SAR shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (iii) upon exercise of the option, the related SAR or portion thereof terminates.

               (3) RULES. The Plan Committee may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

               (4) FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of an SAR. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Plan Committee shall determine, the number of shares may be rounded downward to the next whole share.

               (5) SHARES SUBJECT TO PLAN. Upon the exercise of an SAR for shares, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares issued.



     6. NONTRANSFERABILITY. The options and SARs granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or country of the optionee's domicile at the time of death or for options other than incentive stock options, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act and shall be exercisable during the optionee's lifetime only by him (or, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

     7. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. Unless otherwise specified in the applicable option and/or SAR agreement or SAR, upon termination of the optionee's employment or other relationship with TMI, his rights to exercise options and SARs then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option):

          (a) DEATH OR DISABILITY. Upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of an optionee, any option or SAR which he holds may be exercised (to the extent exercisable at his death or disability), unless it otherwise expires, within such period after the date of his death (not less than six months nor more than twelve months) as the Plan Committee shall prescribe in his option agreement or SAR, by the optionee or, in the event of death, by the optionee's representative or by the person entitled thereto under his will or the laws of intestate succession.

          (b) RETIREMENT. Upon the retirement (either pursuant to an TMI retirement plan, if any, or pursuant to the approval of the Board) of an officer, director or employee, an outstanding option or SAR may be exercised (to the extent exercisable at the date of such retirement) by him within such period after the date of his retirement (provided that such period is no less than 30 days and no more than three months) as the Plan Committee shall prescribe in his option agreement or SAR.

          (c) OTHER TERMINATION. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of TMI for any reasons other than as set forth in (a) and (b), above, or a nonemployee ceases to provide services to TMI, any option or SAR which he holds shall remain exercisable (to the extent exercisable as of the date of such termination) until 30 days after the date of such termination.

          (d) PLAN COMMITTEE DISCRETION. The Plan Committee may in its sole discretion accelerate the exercisability of any or all options or SARs.

     8. TRANSFER TO RELATED CORPORATION. In the event an employee leaves the employ of the Company to become an employee of a Parent or a Subsidiary or any employee leaves the employ of a Parent or a Subsidiary to become an employee of the Company or another Parent or Subsidiary, such employee shall be deemed to continue as an employee for purposes of this Plan.

     9.   ADJUSTMENT OF SHARES; TERMINATION OF OPTIONS AND SARS.

          (a) ADJUSTMENT OF SHARES. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events (as determined by the Plan Committee), an appropriate adjustment shall be made by the Plan Committee in the number of shares reserved under the Plan, in the number of shares set forth in
Section 4 hereof, in the number of shares and the option price per share specified in any stock option agreement, and in the number of SARs with respect to any unexercised shares. The determination of the Plan Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Plan Committee. The Plan Committee shall give prompt notice to all optionees of any adjustment pursuant to this Section.

          (b) TERMINATION OF OPTIONS AND SARS ON MERGER, REORGANIZATION OR LIQUIDATION OF THE COMPANY. Notwithstanding anything to the contrary in this Plan, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Plan Committee) or in the event of the liquidation or dissolution of the Company, all options and SARs granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such options and SARs by the continuing or surviving corporation.

     10. SECURITIES LAW REQUIREMENTS. The Company's obligation to issue shares of its Stock upon exercise of an option or SAR is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

     11. TAX WITHHOLDING. As a condition to the exercise of an option or SAR or otherwise, the Company may require an optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an option or SAR granted hereunder. At the discretion of the Plan Committee and upon the request of an optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the optionee upon the exercise of an option or SAR.

     12. AMENDMENT. The Board may amend the Plan at any time, except that without shareholder approval:

          (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 9(a) hereof;

          (b) The option price per share of Stock subject to incentive stock options may not be fixed at less than 100% of the Fair Market Value of a share of Stock on the date the option is granted;

          (c) The maximum period of ten (10) years during which the options or SARs may be exercised may not be extended;

          (d) The class of persons eligible to receive options or SARs under the Plan as set forth in Section 3 shall not be changed; and

          (e) This Section 12 may not be amended in a manner that limits or reduces the amendments which require shareholder approval.

     13. EFFECTIVE DATE. The Plan shall be effective upon the date of its adoption by both the Board, and subject to the approval of the stockholders of the Company within the 12 month period following such adoption date.

     14. TERMINATION. The Plan shall terminate automatically as of the close of business on the day preceding the 10th anniversary date of its effectiveness or earlier by resolution of the Board, or upon consummation of any merger, consolidation or other reorganization in which the options granted hereunder terminate, all as described in Section 9(b) hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.


     15. STOCK OPTION AND SAR AGREEMENT. Each option and SAR granted under the Plan shall be evidenced by a written agreement executed by the Company and accepted by the optionee, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein, (ii) shall indicate whether an option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, the stock option agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code, (iii) may contain the agreement of the optionee to remain in the employ of, and/or to render services to, the Company or any Parent or Subsidiary for a period of time to be determined by the Plan Committee, and (iv) may contain such other terms and conditions as the Plan Committee deems desirable and which are not inconsistent with the Plan.


     16. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any option or SAR granted hereunder shall confer upon any optionee any right to continue in the employ of TMI or to continue to perform services for TMI, or shall interfere with or restrict in any way the rights of TMI to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

     Executed and dated as of the date first written above at Newport Beach, California.

                                                 TRAVELMAX INTERNATIONAL, INC.




                                                 By: /s/ Mark Guest
                                                    --------------------------
                                                     Mark Guest, President